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                                                                  Exhibit 10.1.8

                               EIGHTH AMENDMENT TO
          SECOND AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT
              AND SECOND AMENDMENT TO NOTE PARTICIPATION AGREEMENTS
              -----------------------------------------------------

          THIS EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT AND SECOND AMENDMENT TO NOTE PARTICIPATION AGREEMENTS (this "Agreement") is made as of the 21st day of September, 2001, by and among

          AAi.FOSTERGRANT, INC. (formerly known as Accessories Associates, Inc.), a corporation organized and existing under the laws of the State of Rhode Island, successor in interest to Foster Grant Group, L.P., F.G.G. Investments, Inc., The Bonneau Company, Bonneau Holdings, Inc., Bonneau General, Inc., Foster Grant Holdings, Inc., and O-Ray Holdings, Inc. (the "Borrower");

          FANTASMA, LLC, a limited liability company organized under the laws of the State of Delaware ("Fantasma") (Fantasma together with the Borrower, the "Obligors");

          WESTON PRESIDIO CAPITAL II, L.P., a limited partnership organized and existing under the laws of the State of Delaware, BANCBOSTON VENTURES, INC., a corporation organized and existing under the laws of the State of Delaware, ST. PAUL VENTURE CAPITAL V, LLC, a limited liability company organized and existing under the laws of the state of Delaware, NATIONAL CITY CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of Delaware, MARLIN CAPITAL, L.P., a limited partnership organized and existing under the laws of the State of Delaware (the "SNR Participants").

          BANK OF AMERICA, N.A., a national banking association ("Bank of America"), formerly NationsBank, N.A., and each other financial institution which is party to the Financing Agreement (as that term is defined below) from time to time (collectively, the "Lenders" and individually, a "Lender"); and

          BANK OF AMERICA, N.A., a national banking association (the "Agent"), formerly NationsBank, N.A., in its capacity as both collateral and administrative agent for each of the Lenders.

                                    RECITALS

          A. The Obligors, the Lenders and the Agent entered into a Second Amended and Restated Financing and Security Agreement dated July 21, 1998 (as amended by that certain First Amendment to Second Amended and Restated Financing and Security Agreement dated as of May 7, 1999, Second Amendment to Second Amended and Restated Financing and Security Agreement dated as of March 24, 2000, Third Amendment to Second Amended and Restated Financing and Security Agreement dated as of June 12, 2000 (the "Third Amendment"), Fourth Amendment to Second Amended and Restated Financing and Security Agreement dated as of

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August 14, 2000 (the "Fourth Amendment"), Fifth Amendment to Second Amended and
Restated Financing and Security Agreement and First Amendment to Note Participation Agreements dated as of March 26, 2001, Sixth Amendment to Second Amended and Restated Financing and Security Agreement dated as of May 14, 2001, Seventh Amendment to Second Amended and Restated Financing and Security Agreement dated as of August 13, 2001 and as further amended, restated, modified, substituted, extended, and renewed from time to time, the "Financing Agreement").

          B. The Borrower, the SNR Lender and each SNR Participant has entered into a Note Participation Agreement, each dated as of August 12, 2000 (as amended by the Fifth Amendment to Second Amended and Restated Financing and Security Agreement and First Amendment to Note Participation Agreements dated as of March 26, 2001 and as further amended, restated, modified, substituted, extended, and renewed from time to time, the "SNR Participation Agreements").

          C. Under and subject to the provisions of the Financing Agreement, the SNR Lender (as defined in the Financing Agreement) agreed to make a loan to the Borrower (the "SNR Loan") in a principal amount of $7,097,875. Pursuant to SNR Participation Agreements, the SNR Participants committed to purchase (upon the terms and conditions contained therein) from the SNR Lender an undivided participation interest in the SNR Loan made by the SNR Lender under the Financing Agreement.

          D. The Obligors have requested that the Agent and Lenders provide an over-advance in the amount of $5,000,000 and amend certain other provisions of the Financing Agreement.

          E. The Agent and Lenders are willing to agree to the Obligors' request on the condition, among others, that this Agreement be executed.

                                   AGREEMENTS

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Obligors, the Agent and the Lenders agree as follows:

          1. The Obligors, the Agent and the Lenders agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

          2. Each of the Borrower and Fantasma represents and warrants to the Lenders and Agent as follows:

               (a) The Borrower is a corporation duly organized, and validly existing and in good standing under the laws of the state in which it was organized and is duly qualified to do business as a foreign corporation in good standing in every other state wherein the conduct of its business or the ownership of its property requires such qualification.


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               (b)  Fantasma is a limited liability company duly organized, validly existing and in good standing under the laws of the state in which it was organized and is duly qualified to do business as a foreign limited partnership in every other state wherein the conduct of its business or the ownership of its property requires such qualification.

               (c) Each of the Borrower and Fantasma has the power and authority to execute and deliver this Agreement and perform its obligations hereunder and has taken all necessary and appropriate corporate, partnership or limited liability company action, as applicable, to authorize the execution, delivery and performance of this Agreement.

               (d) The Financing Agreement, as amended by this Agreement, and each of the other Financing Documents remains in full force and effect, and each constitutes the valid and legally binding obligation of the Borrower and Fantasma, enforceable in accordance with its terms.

               (e) The obligations and undertakings of North American Philips Corporation ("NAPC") pursuant to Section 17.3 of that certain Lease and Option to Purchase made as of April 19, 1993 between NAPC and Borrower's predecessor, Accessories Associates, Inc., remain in full force and effect in accordance with their terms and benefit Borrower.

               (f) All of the Borrower's and Fantasma's representations and warranties contained in the Financing Agreement and the other Financing Documents are true and correct on and as of the date of the Borrower's and Fantasma's execution of this Agreement.

               (g) After giving effect to this Agreement, no Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Documents which has not been waived in writing by the Lenders and Agent.

          3. Section 1.1 of the Financing Agreement (Certain Defined Terms) is hereby amended by adding the following definitions:

          "Eighth Amendment" means that certain Eighth Amendment to Second Amended and Restated Financing and Security Agreement and Second Amendment to Note Participation Agreements dated as of September 21, 2001 by and among the Borrower, Fantasma, the Agent, the SNR Participants and the Lenders.

          "Non-Signing SNR Participant" means any SNR Participant who as of the relevant date of determination has not entered into the Eighth Amendment.

          "Supplemental Security Agreement" means that certain Supplemental Security Agreement dated September 21, 2001 among the Obligors and the Agent, as amended, restated, supplemented or otherwise modified in writing at any time and from time to time."


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          4.   The definition of "Security Documents" contained in Section 1.1 of the Financing Agreement (Certain Defined Terms) is hereby amended by adding the following at the end of such definition:

          "and the Mortgage and the Supplemental Security Agreement."

          5. The table in Section 2.1.1 of the Financing Agreement is hereby amended to read as follows:

                          Revolving Credit        Revolving Credit
       Lender             Committed Amount         Pro Rata Share
       ------             ----------------        ----------------
Bank of America            $18,461,560.00             46.1539%

LaSalle                    $12,307,680.00             30.7692%

PNC                        $ 9,230,760.00             23.0769%

Total Revolving  Credit
Committed Amount           $   40,000,000                 100%


          6.

               (a) Section 2.1.3 of the Financing Agreement is hereby amended by deleting the period at the end of clause (c) of such Section and adding the following:

          ; PLUS (d) from September 21, 2001 through and including December 31, 2001, $3,500,000 plus the following amounts set forth next to each of the SNR Participants whose names are set forth below upon the execution of the Eighth Amendment by each such SNR Participant set forth below:

          BancBoston Ventures, Inc.          $285,000
          St. Paul Venture Capital V, LLC    $570,000
          National City Capital Corporation  $285,000
          Marlin Capital, L.P.               $360,000.

               (b) Section 2.6.6 of the Financing Agreement is hereby amended by adding after the words "Borrowing Base" the following:

               "(calculated without giving effect to any amount under clause (d) of Section 2.1.3)"

          7. Section 7.2.5(a) of the Financing Agreement is hereby amended in its entirety as follows:

               (a) (i) Except to the extent clause (ii) of this Section 7.2.5(a) shall apply with respect to the interest of a Non-Signing SNR Participant (in which


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          case this clause (i) shall not apply with respect to such interest), any proceeds of sale or other disposition of the Collateral will be applied by the Agent to the payment first of any and all Agent's Obligations, then to any and all Enforcement Costs, and thereafter proceeds from the Collateral shall be applied first to the Obligations with respect to the Revolving Credit Facility, second to Obligations other than those with respect to the Senior Note Redemption Subfacility, then to any Obligations with respect to the Senior Note Redemption Subfacility. If the sale or other disposition (by foreclosure, liquidation or otherwise) of the Collateral fails to fully satisfy the Obligations, the Borrower shall remain liable to the Agent and the SNR Lenders for any deficiency.

               (ii) With respect to any interest of a Non-Signing SNR Participant, such interest shall be determined according to this clause (ii). Any proceeds of sale or other disposition of the Collateral will be applied by the Agent to the payment first of any and all Agent's Obligations, then to any and all Enforcement Costs, and thereafter (i) proceeds from the Collateral (other than the Mortgage) shall be applied first to the Obligations with respect to the Revolving Credit Facility, second to Obligations other than those with respect to the Senior Note Redemption Subfacility, then to any Obligations with respect to the Senior Note Redemption Subfacility, and (ii) proceeds from the Mortgage shall be applied first to the Obligations with respect to the Senior Note Redemption Subfacility to the extent of the interest of each Non-Signing SNR Participant and then to any other Obligations. If the sale or other disposition (by foreclosure, liquidation or otherwise) of the Collateral fails to fully satisfy the Obligations, the Borrower shall remain liable to the Agent and the SNR Lenders for any deficiency.

          8. Clauses (ii), (iii), (iv) and (v) of Section 7.2.5(b) of the Financing Agreement are hereby amended in their entirety as follows:

               "(ii) the Agent and the Lenders may take any action under this Agreement, under the Financing Agreement, under the Financing Documents, under applicable Laws (including, without limitation, those actions for which the consent of all Lenders is required under Section 9.2.2 (Circumstances Where Consent of all Lenders is Required) of the Financing Agreement) or otherwise with respect to the Obligations and/or the Collateral (other than the Mortgage (but solely to the extent of the interest of any Non-Signing SNR Participant) and other than to modify the terms of, or to release the Obligors with respect to, the SNR Loan Obligations as provided under the Third Amendment) without the further agreement or consent of the holder of the SNR Loan or any interest therein (including, without limitation, the SNR Participant),

               (iii) all Liens (other than the Lien of the Mortgage solely to the extent of the interest of any Non-Signing SNR Participant) securing the SNR Loan Obligations shall be and are hereby agreed to be fully subordinate to the Liens of the Agent and the Lenders in the Collateral (other than the Lien of the Mortgage solely to the extent of the interest of any Non-Signing


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               SNR Participant), and the holders of the SNR Loan or any interest therein (including, without limitation, the SNR Participants) shall have no rights of marshalling or otherwise in connection with the disposition of the Collateral,

               (iv) no proceeds of sale or other disposition of the Collateral (other than the Lien of the Mortgage solely to the extent of the interest of any Non-Signing SNR Participant) shall be applied to any SNR Loan, and

               (v) the Agent, in the exercise of its sole and absolute discretion may at any time release, terminate, fail to perfect or otherwise deal with or fail to deal with the Collateral (other than the Lien of the Mortgage solely to the extent of the interest of any Non-Signing SNR Participant) as long as such action is not taken by the Agent in bad faith or by willful misconduct, all as if the SNR Loan did not exist, the holders of the SNR Loan and of any interest therein (including, without limitation, the SNR Participants) waiving any claim to the contrary."

          9.   The following is hereby added as a new Section 7.1.13:

               7.1.13 Availability on December 31, 2001.

          As of the close of business of the Borrower on December 31, 2001, the Borrowing Base (calculated without giving effect to any amount under clause
     (d) of Section 2.1.3) shall not exceed the Obligations (calculated without giving effect to any outstanding amount under the SNR Loan) then outstanding by $2,000,000 or more, with all accounts payable as of such date being current or within normal trade terms.

          10. The SNR Participants (other than a Non-Signing SNR Participant), the SNR Lender and the Borrower agree as follows:

          (A) the definition of "SNR Purchase Event" contained in Article I of the SNR Participation Agreements (as such term is defined in the Financing Agreement) is hereby amended by adding the following at the end of clause (vii) of paragraph (a) of such definition:

               "; or (viii) arising under Section 7.1.13 of the Financing Agreement; or

               (ix) with respect to the due and punctual payment in full (and not merely the collectibility) of any Obligations, whether now existing or hereafter created or arising, direct or indirect, matured or unmatured, and whether absolute or contingent, joint, several or joint and several and howsoever owned, held or acquired."

          (B) the phrases "(other than the Mortgage)" and "(other than the Lien of the Mortgage)" are hereby deleted from Sections 4.6 and 4.7 of the SNR Participation Agreements in each place in which they appear,


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          (C)  the phrase "(other than the Mortgage and other than to modify the terms of, or to release the Obligors with respect to, the SNR Loan Obligations)" contained in Section 4.7 of the SNR Participation Agreements is hereby amended to read in its entirety as follows: "(other than to modify the terms of or to release the Obligors with respect to the SNR Loan Obligations)", and

          (D) to the amendment of Section 7.2.5 of the Financing Agreement contained in the Eighth Amendment.

          11. The Obligors hereby issue, ratify and confirm the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. The Obligors agree that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

          12. The Obligors acknowledge and warrant that the Agent and the Lenders have acted in good faith and have conducted in a commercially reasonable manner their relationships with the Obligors in connection with this Agreement and generally in connection with the Financing Agreement and the Obligations, the Obligors hereby waiving and releasing any claims to the contrary.

          13. The Obligors shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Agent, the Lenders and their respective counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of counsel and all recording fees, taxes and charges.

          14. As a condition of the Agent's and the Lenders' agreement to enter into this Agreement, the Obligors hereby agree (i) to pay to the Agent for the pro rata benefit of the Lenders an amendment fee equal to $200,000, which fee is
(x) fully earned at the time this Agreement is executed, (y) payable in cash, in four equal installments of $50,000 due at the time this Agreement is executed, October 1, November 1 and December 1, 2001, respectively and (z) non-refundable upon payment, (ii) to execute and deliver the Supplemental Security Agreement among the Obligor and the Agent in form and substance satisfactory to the Agent,
(iii) to deliver a recorded copy of the Mortgage together with a title insurance policy in form and substance satisfactory to the Agent and issued by a title insurance company satisfactory to the Agent on the Property (as defined in the Mortgage), and (iv) to deliver an opinion of counsel in form and substance acceptable to the Agent.

          15.  Each SNR Participant

               (a) hereby issues, ratifies and confirms the representations, warranties and covenants contained in their respective SNR Participation Agreements, as amended hereby, and agrees that the respective SNR Participation Agreements continue in full force and effect in accordance with their terms;

               (b) hereby acknowledges, ratifies, confirms and agrees to the terms and provisions of the Financing Agreement, as previously amended, restated and modified and as amended hereby; and


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

               (c) with the exception of National City Capital Corporation, hereby (i) covenants and agrees to maintain at all times until 90 days after the SNR Termination Date, either cash, the unconditional and available right to call for committed capital from its shareholders, limited partners or members, as the case may be, in an amount not less than its respective Maximum Investment (the "Committed Amount") (as such term is defined such SNR Participant's Participation Agreement) and at the request of the Agent, from time to time, to provide evidence of such, satisfactory to the Agent; and (ii) hereby agrees that the failure of any SNR Participant to maintain a Committed Amount not less than its Maximum Investment shall be a SNR Purchase Event.

          16. In the event that the Borrower determines that as of the close of business on December 31, 2001 no Event of Default exists, it shall so notify in writing (such notification is herein called a "No Default Notice" which No Default Notice shall be given by overnight delivery service) the Agent, the Lenders and the SNR Participants no later than January 8, 2002. If the Borrower sends a No Default Notice, unless the Agent or any Lender shall have sent a notice (a "Response Notice") to the Borrower (such Response Notice to be given by overnight delivery service) not later than January 16, 2002 (which Response Notice the Borrower agrees to send to the SNR Participants) stating that an Event of Default existed as of December 31, 2001, then on January 17, 2002, the amendments to the Financing Agreement and the SNR Participation Agreements contained in Sections 7, 8, 9 and 10 of the Eighth Amendment shall revert to the language for such Sections that was in effect immediately prior to the entering into of the Eighth Amendment. In the event that the Borrower does not send a No Default Notice or the Agent or any Lender shall send a Response Notice, then the amendments to the Financing Agreement and the SNR Participation Agreements contained in Sections 7, 8, 9 and 10 of the Eighth Amendment shall continue to be effective.

          17. This Agreement is one of the Financing Documents. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and taken together shall constitute but one and the same instrument. The parties agree that their respective signatures may be delivered by fax. Any party who chooses to deliver its signature by fax agrees to provide a counterpart of this Agreement with its inked signature promptly to each other party. Each SNR Participant executing this Agreement agrees that this Agreement shall be binding on such SNR Participant and the SNR Participation Agreement entered into by such SNR Participant without regard as to whether any other SNR Participant has executed this Agreement. Each SNR Participant executing this Agreement after the date hereof agrees that its execution shall be deemed to be effective as of the date hereof.

          IN WITNESS WHEREOF, the Obligors, the Agent, the Lenders and the SNR Participants have executed this Agreement under seal as of the date and year first written above.


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                                 Signature Page

                 Eighth Amendment to Second Amended and Restated
                      Financing and Security Agreement and
                Second Amendment to Note Participation Agreements

                                      among

AAi.FOSTERGRANT, INC. and certain of its affiliates, the SNR Participants, BANK OF AMERICA, N.A.(in its capacity as "Agent"), and BANK OF AMERICA, N.A. and the other financial institutions which are parties to the Financing Agreement as
                                   "Lenders"

                                       AAi.FOSTERGRANT, INC. (formerly known as
                                       Accessories, Associates, Inc.)

                                       By: /s/ Brian J. Lagarto
                                          --------------------------------------
                                          Name: Brian J. Lagarto
                                          Title: Chief Financial Officer


                                       FANTASMA, LLC

                                       By: /s/ Brian J. Lagarto
                                          --------------------------------------
                                          Name: Brian J. Lagarto
                                          Title: Chief Financial Officer


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

                                 Signature Page

                 Eighth Amendment to Second Amended and Restated
                      Financing and Security Agreement and
                Second Amendment to Note Participation Agreements

                                      among

AAi.FOSTERGRANT, INC. and certain of its affiliates, the SNR Participants, BANK OF AMERICA, N.A.(in its capacity as "Agent"), and BANK OF AMERICA, N.A. and the other financial institutions which are parties to the Financing Agreement as
                                   "Lenders"


                                       BANK OF AMERICA, N.A., Agent

                                       By: /s/ William J. Wilson
                                          --------------------------------------
                                          William J. Wilson
                                          Vice President


                                       BANK OF AMERICA, N.A.
                                       in its capacity as a Lender

                                       By: /s/ William J. Wilson
                                          --------------------------------------
                                          William J. Wilson
                                          Vice President


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

                                 Signature Page

                 Eighth Amendment to Second Amended and Restated
                      Financing and Security Agreement and
                Second Amendment to Note Participation Agreements

                                      among

AAi.FOSTERGRANT, INC. and certain of its affiliates, the SNR Participants, BANK OF AMERICA, N.A.(in its capacity as "Agent"), and BANK OF AMERICA, N.A. and the other financial institutions which are parties to the Financing Agreement as
                                   "Lenders"


                                       LASALLE BUSINESS CREDIT, INC.

                                       By: /s/ Thomas A. Buckelew
                                          --------------------------------------
                                          Thomas A. Buckelew
                                          Vice President


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

                                 Signature Page

                 Eighth Amendment to Second Amended and Restated
                      Financing and Security Agreement and
                Second Amendment to Note Participation Agreements

                                      among

AAi.FOSTERGRANT, INC. and certain of its affiliates, the SNR Participants, BANK OF AMERICA, N.A.(in its capacity as "Agent"), and BANK OF AMERICA, N.A. and the other financial institutions which are parties to the Financing Agreement as
                                   "Lenders"


                                       PNC BANK, NATIONAL ASSOCIATION

                                       By: /s/ Peter J. Redington (SEAL)
                                          --------------------------------------
                                           Peter J. Redington
                                           Vice President


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

                                 Signature Page

                 Eighth Amendment to Second Amended and Restated
                      Financing and Security Agreement and
                Second Amendment to Note Participation Agreements

                                      among

AAi.FOSTERGRANT, INC. and certain of its affiliates, the SNR Participants, BANK OF AMERICA, N.A.(in its capacity as "Agent"), and BANK OF AMERICA, N.A. and the other financial institutions which are parties to the Financing Agreement as
                                   "Lenders"


                                       WESTON PRESIDIO CAPITAL II, L.P.

                                       By: /s/ Michael F. Cronin
                                          --------------------------------------
                                          Name: Michael F. Cronin
                                          Title: Managing Partner


                                       13
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                                 Signature Page

                 Eighth Amendment to Second Amended and Restated
                      Financing and Security Agreement and
                Second Amendment to Note Participation Agreements

                                      among

AAi.FOSTERGRANT, INC. and certain of its affiliates, the SNR Participants, BANK OF AMERICA, N.A.(in its capacity as "Agent"), and BANK OF AMERICA, N.A. and the other financial institutions which are parties to the Financing Agreement as
                                   "Lenders"


                                       NATIONAL CITY CAPITAL CORPORATION

                                       By: /s/ Todd S. McCuaig
                                          --------------------------------------
                                          Name: Todd S. McCuaig
                                          Title: Managing Director


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